                                                                      EXHIBIT 99


FOR IMMEDIATE RELEASE                                           February 5, 2001
FOR FURTHER INFORMATION CONTACT
RICHARD L. PARK
LOCAL FINANCIAL CORPORATION
405-841-2298



                      LOCAL FINANCIAL CORPORATION ANNOUNCES
                            STRONG EARNINGS FOR 2000



OKLAHOMA City - Local Financial Corporation (NASDAQ:LFIN). Local Financial Corporation today announced net income before extraordinary item for the year ended December 31, 2000, of $24.7 million or $1.20 basic earnings per share, an increase of 11 percent over 1999. During the year ended December 31, 2000, the Company purchased and retired $34.1 million of its Senior Notes, which bear an annual interest rate of 11 percent. In connection with the purchase and retirement of these notes, there was an extraordinary item charge to income of $922,000, net of tax, resulting in net income of $23.8 million. Chairman and CEO Edward A. Townsend said, "I am pleased with the results as reflected in the performance ratios, namely, return on assets of 1.04 percent, return on equity of 17.9 percent, net interest margin of 3.44 percent, and an efficiency ratio of 56 percent."

                                                                         For Years Ended
                                                                           December 31,
                                                                    ----------------------------
                                                                        2000            1999
                                                                    ------------    ------------
                                                                       (dollars in thousands)
               Interest Income                                      $     78,350    $     73,511

               Provision for Loan Losses                                  (2,700)         (2,000)

               Noninterest Income                                         17,933          18,542
               Noninterest Expense                                        54,516          55,177
                                                                    ------------    ------------

                  INCOME BEFORE TAXES AND
                    EXTRAORDINARY ITEM                                    39,067          34,876

               Tax Provision                                              14,331          12,627
                                                                    ------------    ------------

                  INCOME BEFORE EXTRAORDINARY ITEM                        24,736          22,249

               Extraordinary Item--Purchase and Retirement of
                  Senior Notes, net of tax                                  (922)           (257)
                                                                    ------------    ------------

                      NET INCOME                                    $     23,814    $     21,992
                                                                    ============    ============

               Basic Earnings per Share Before Extraordinary Item   $       1.20    $       1.08
                                                                    ============    ============

               Basic Earnings per Share--Net Income                 $       1.16    $       1.07
                                                                    ============    ============

Net interest income for the year ended December 31, 2000 grew by 7 percent over the prior year, reflecting the Bank's strategic expansion of its commercial lending activities. The Company's total loan portfolio, net of allowance, was $1.849 billion at December 31, 2000, reflecting growth of 9.7 percent over last year, which was lowered by $86.7 million due to securitizations from the Company's single-family loan portfolio. The Company continues to be successful in its efforts to control noninterest expenses as evidenced by its improved efficiency ratio of 56 percent for 2000 compared to 59 percent for 1999.

The fastest growing sector of our deposits continue to be demand accounts which were up $148 million or 32.2 percent during 2000 to a total of $607 million. Furthermore, corporate cash management services, as reflected in cash sweep accounts, grew from zero to $38 million and are shown on the balance sheet line "securities sold under agreements to repurchase." Transaction accounts are a high priority in our corporate strategy and provide stable funding as well as reduced interest expense. Mr. Townsend noted that Local will continue to emphasize demand deposit growth with a new program starting in 2001, expanding its product offering and focusing on the consumer sector.

Local Financial has taken steps to prepare for a possible downturn in the national economy which may result in higher levels of loan losses throughout the banking industry than has been seen in recent years. The Company's non-performing assets totaled $10.9 million at December 31, 2000, representing
0.46 percent of total assets. Non-performing loans as a percentage of total loans was 0.53 percent which compares favorably with our peers. The provision for loan losses increased from $2.0 million to $2.7 million for 2000, bringing loss reserves to over 300% of non-accrual loans. "We take great pride in the disciplines we have incorporated into our lending systems, and the expertise of our credit management team," said Mr. Townsend. "Their diligence, together with the strategy of hiring experienced commercial bankers with the ability to move seasoned customer relationships, is reflected in the above credit quality ratios and should continue to perform favorably relative to our peers.

"Local Financial Corporation is firmly committed to enhancing shareholder value," stated Mr. Townsend. "Oklahoma has a diversified economy and in spite of an anticipated slowdown, the Company should perform well relative to its peers," concluded Mr. Townsend. The Company anticipates earnings growth in 2001 to be in line with that experienced during 2000.

         To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and the current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financial's business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS


                                                            YEAR ENDED                         THREE MONTHS ENDED
                                                            DECEMBER 31,                           DECEMBER 31,
                                                      ------------------------    PERCENT   ------------------------   PERCENT
                                                         2000          1999       CHANGE       2000         1999       CHANGE
                                                      ----------    ----------   ---------  ----------    ----------  ---------
SELECTED FINANCIAL RATIOS:

Yield on earning assets                                     8.35%         7.92%        5.4        8.78%         8.08%       8.7
Cost of funds                                               5.40          4.90        10.2        5.70          5.01       13.8
Interest rate spread                                        2.95          3.02        (2.3)       3.08          3.07        0.3
Net interest margin                                         3.44          3.46        (0.6)       3.59          3.46        3.8
Return on average assets before extraordinary item          1.04          1.00         4.0        1.08          1.00        8.0
Return on average equity before extraordinary item         17.85         17.86          --       17.37         18.20       (4.6)
Stockholders' equity to total assets at December 31         6.57          5.39        21.9

                                                            YEAR ENDED                         THREE MONTHS ENDED
                                                            DECEMBER 31,                           DECEMBER 31,
                                                      ------------------------    PERCENT   ------------------------    PERCENT
                                                         2000          1999       CHANGE       2000         1999        CHANGE
                                                      ----------    ----------  ----------  ----------    ----------  ----------
INCOME STATEMENT DATA:

Net interest income                                   $   78,350        73,511         6.6  $   20,828        19,251         8.2
Provision for loan losses                                 (2,700)       (2,000)       35.0      (1,200)         (500)      140.0
Noninterest income                                        17,933        18,542        (3.3)      4,550         4,759        (4.4)
Noninterest expense                                       54,516        55,177        (1.2)     13,554        14,385        (5.8)
Net income                                                23,814        21,992         8.3       6,524         5,751        13.4

                                                                                 PERCENT
                                                      12/31/00     12/31/99      CHANGE
                                                     ----------   ----------   ----------
FINANCIAL CONDITION DATA:

Total assets                                         $2,377,011    2,381,607         (0.2)
Loans receivable, net                                 1,848,876    1,685,550          9.7
Securities available for sale                           354,048      529,230        (33.1)
Deposits                                              1,931,793    1,848,340          4.5
Advances from the Federal Home Loan Bank of Topeka      190,028      302,035        (37.1)
Senior notes                                             41,160       75,250        (45.3)
Stockholders' equity                                    156,271      128,294         21.8
Allowance for loan losses                                28,345       28,297          0.2

                 LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
      CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                  (Dollars in Thousands)

                                                                      12/31/00        12/31/99       % CHANGE
                                                                    ------------    ------------    ------------
ASSETS

Cash and due from banks                                             $     39,571          48,122           (17.8)
Interest bearing deposits with other banks                                 4,400           7,700           (42.9)
Securities available for sale                                            354,048         529,230           (33.1)
Loans receivable, net of allowance for loan losses of $28,345
   at December 31, 2000, and $28,297 at December 31, 1999              1,848,876       1,685,550             9.7
Federal Home Loan Bank of Topeka stock
   and Federal Reserve Bank stock, at cost                                19,417          24,820           (21.8)
Premises and equipment, net                                               37,865          31,805            19.1
Assets acquired through foreclosure and repossession, net                    881             723            21.9
Intangible assets, net                                                    16,888          18,227            (7.3)
Deferred tax asset                                                         6,976          14,217           (50.9)
Other assets                                                              48,089          21,213           126.7
                                                                    ------------    ------------
           Total assets                                             $  2,377,011       2,381,607            (0.2)
                                                                    ============    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits:
     Demand                                                         $    606,752         458,824            32.2
     Savings                                                              62,907          73,546           (14.5)
     Time                                                              1,262,134       1,315,970            (4.1)
                                                                    ------------    ------------

           Total deposits                                              1,931,793       1,848,340             4.5

Advances from the Federal Home Loan Bank of Topeka                       190,028         302,035           (37.1)
Securities sold under agreements to repurchase                            38,214              --           100.0
Senior notes                                                              41,160          75,250           (45.3)
Other liabilities                                                         19,545          27,688           (29.4)
                                                                    ------------    ------------

           Total liabilities                                           2,220,740       2,253,313            (1.4)
                                                                    ------------    ------------


Commitments and contingencies


Stockholders' equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
      20,537,269 shares issued and 20,537,209 shares outstanding
      at December 31, 2000; December 31, 1999                                205             205              --
   Preferred Stock, $0.01 par value, 5,000,000 shares authorized;
      none outstanding                                                        --              --              --
   Additional paid-in capital                                            206,758         206,758              --
   Retained earnings                                                      96,003          72,189            33.0
   Treasury stock, 60 shares, at cost                                   (151,274)       (151,274)             --
   Accumulated other comprehensive income                                  4,579             416         1,000.7
                                                                    ------------    ------------

           Total stockholders' equity                                    156,271         128,294            21.8
                                                                    ------------    ------------

           Total liabilities and stockholders' equity               $  2,377,011       2,381,607            (0.2)
                                                                    ============    ============    ============

               LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF OPERATIONS
                (Dollars in thousands, except share data)


                                                                                  FOR THE YEARS ENDED
                                                                                      DECEMBER 31,
                                                                               ----------------------------
                                                                                   2000            1999         % CHANGE
                                                                               ------------    ------------    ------------
INTEREST AND DIVIDEND INCOME:
  Loans                                                                        $    157,648         130,869           20.46
  Securities available for sale                                                      29,811          34,141          (12.68)
  Federal Home Loan Bank of Topeka and Federal Reserve Bank stock                     1,523           2,215          (31.24)
  Other investments                                                                   1,220           1,073           13.70
                                                                               ------------    ------------
Total interest and dividend income                                                  190,202         168,298           13.02

INTEREST EXPENSE:
  Deposit accounts                                                                   88,417          70,576           25.28
  Advances from the Federal Home Loan Bank of Topeka                                 16,329          14,901            9.58
  Securities sold under agreements to repurchase                                      1,073              --
  Notes payable                                                                       6,033           9,310          (35.20)
                                                                               ------------    ------------
Total interest expense                                                              111,852          94,787           18.00

Net interest and dividend income                                                     78,350          73,511            6.58
  Provision for loan losses                                                          (2,700)         (2,000)          35.00
                                                                               ------------    ------------
Net interest and dividend income after provision for loan losses                     75,650          71,511            5.79

NONINTEREST INCOME:
  Deposit related income                                                             13,304          13,606           (2.22)
  Loan fees and loan service charges                                                  1,811           2,679          (32.40)
  Net gains on sale of assets                                                           646           1,201          (46.21)
  Other                                                                               2,172           1,056          105.68
                                                                               ------------    ------------
Total noninterest income                                                             17,933          18,542           (3.28)

NONINTEREST EXPENSE:
  Compensation and employee benefits                                                 31,883          28,193           13.09
  Deposit insurance premiums                                                            373             898          (58.46)
  Equipment and data processing                                                       6,452           5,942            8.58
  Occupancy                                                                           3,645           4,033           (9.62)
  Advertising                                                                           633           1,498          (57.74)
  Professional fees                                                                   1,061           2,587          (58.99)
  Other                                                                              10,469          12,026          (12.95)
                                                                               ------------    ------------
Total noninterest expense                                                            54,516          55,177           (1.20)
                                                                               ------------    ------------

Income before provision for income taxes and extraordinary item                      39,067          34,876           12.02

  Provision for income taxes                                                         14,331          12,627           13.49
                                                                               ------------    ------------

Income before extraordinary item                                               $     24,736          22,249           11.18
                                                                               ------------    ------------

Extraordinary item - purchase and retirement of 11% senior notes, net of tax           (922)           (257)         258.75
                                                                               ------------    ------------

Net income                                                                     $     23,814          21,992            8.28
                                                                               ============    ============


Earnings per share:
  Income before extraordinary item
    Basic                                                                      $       1.20            1.08           11.11
                                                                               ============    ============
    Diluted                                                                    $       1.20            1.08           11.11
                                                                               ============    ============
  Net income
    Basic                                                                      $       1.16            1.07            8.41
                                                                               ============    ============
    Diluted                                                                    $       1.16            1.07            8.41
                                                                               ============    ============


Average shares outstanding :
    Basic                                                                        20,537,209      20,537,209            0.00
                                                                               ============    ============
    Diluted                                                                      20,537,209      20,537,209            0.00
                                                                               ============    ============

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              NON-PERFORMING ASSETS
                             (Dollars in thousands)


                                                                12/31/00     09/30/00      NET CHANGE      12/31/99      NET CHANGE
                                                              ------------  ------------  ------------   ------------  ------------
Non-accruing loans:
   Single-family residential                                  $      4,084         3,763           321   $      2,043         2,041
   Commercial                                                        3,642         3,117           525          3,086           556
   Construction                                                         --            16           (16)            --            --
   Consumer                                                          1,570         1,339           231            601           969
                                                              ------------  ------------  ------------   ------------  ------------
      Total                                                   $      9,296         8,235         1,061   $      5,730         3,566

Accruing loans 90 days or more delinquent:
   Single-family residential                                  $         --            --            --   $         10           (10)
   Commercial                                                          725             8           717            749           (24)
   Construction                                                         --            --            --             --            --
   Consumer                                                             --            42           (42)           324          (324)
                                                              ------------  ------------  ------------   ------------  ------------
      Total                                                   $        725            50           675   $      1,083          (358)

Foreclosed Assets:
   Single-family residential                                  $        228           205            23   $        122           106
   Commercial                                                          482           166           316            435            47
   Construction                                                         --            --            --             --            --
   Consumer                                                            172            87            85            166             6
                                                              ------------  ------------  ------------   ------------  ------------
      Total foreclosures                                      $        882           458           424   $        723           159

                                                              ------------  ------------  ------------   ------------  ------------

Total non-performing assets                                   $     10,903         8,743         2,160   $      7,536         3,367
                                                              ============  ============  ============   ============  ============



Total non-performing assets as a percentage of total assets           0.46%          0.36%                       0.32%
                                                              ============   ============                ============


Total non-performing loans as a percentage of total allowance        35.35%         29.12%                      24.08%
                                                              ============   ============                ============


Total non-performing assets as a percentage of total loans            0.58%          0.46%                       0.44%
                                                              ============   ============                ============


Total non-performing loans as a percentage of total loans             0.53%          0.44%                       0.40%
                                                              ============   ============                ============


Total non-performing loans as a percentage of total capital           6.41%          5.68%                       5.31%
                                                              ============   ============                ============

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in Thousands)


                                   THREE MONTHS ENDED
                                      DECEMBER 31,
                              -----------------------------
                                 2000             1999
                              ------------     ------------
Beginning Balance             $     28,455           28,530

Provision                            1,200              500

Allowances Acquired                     --              340

Charge-Offs
     Commercial                       (530)            (899)
     Consumer                         (804)            (611)
     Residential                       (53)            (119)
                              ------------     ------------
          Total Charge-Offs         (1,387)          (1,629)
                              ------------     ------------

Recoveries                              77              556

                              ------------     ------------
Net Losses                          (1,310)          (1,073)
                              ------------     ------------

                              ------------     ------------
Ending Balance                $     28,345           28,297
                              ============     ============


Net Losses To Average Loans           0.07%            0.06%
                              ============     ============


                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in Thousands)


                                       YEAR ENDED
                                      DECEMBER 31,
                              -----------------------------
                                  2000             1999
                              ------------     ------------
Beginning Balance             $     28,297           27,901

Provision                            2,700            2,000

Allowances Acquired                     --              340

Charge-Offs
     Commercial                     (1,725)          (2,397)
     Consumer                       (1,818)          (1,142)
     Residential                      (164)            (314)
                              ------------     ------------
          Total Charge-Offs         (3,707)          (3,853)
                              ------------     ------------

Recoveries                           1,055            1,909

                              ------------     ------------
Net Losses                          (2,652)          (1,944)
                              ------------     ------------

                              ------------     ------------
Ending Balance                $     28,345           28,297
                              ============     ============


Net Losses To Average Loans           0.15%            0.12%
                              ============     ============